EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the registration statement of Smart Energy Solutions, Inc. (the “Company”) on Form 10 under the Securities Exchange Act of 1934, as amended (the “Registration Statement”), as filed with the Securities and Exchange Commission on the date hereof, I, Oded Gilboa, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Registration Statement fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Oded Gilboa
Name:	Oded Gilboa
Title:	CFO

Dated: April 30, 2018

A signed original of this written statement required by Section 906 has been provided to Smart Energy Solutions, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.